UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 19, 2014

Commission File #: 000-53723

TAURIGA SCIENCES, INC.

(Exact name of registrant as specified in its charter)
Florida
(State or other jurisdiction of incorporation)

65-1102237
(IRS Employer Identification Number)

39 Old Ridgebury Road
Danbury, Connecticut 06180
  (Address of principal US executive offices)

 Tel: (917) 796-9926
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into Material Definitive Agreement

On March 10, 2014, Tauriga Sciences, Inc., a Florida corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Hanover Holdings I, LLC, a New York limited liability company (the “Investor”), as described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 14, 2014 (the “March 14 8-K”).  In connection with the Purchase Agreement, the Investor agreed to place $250,000 in escrow to be released upon the closing of the Merger (as defined in the March 14 8-K).

On March 19, 2014, the Investor agreed to amend the provisions of the escrow such that the $250,000 will be released upon the filing of the Registration Statement on Form S-1 (“Registration Statement”), provided that the Company also includes 13,883,333 shares of common stock of the Company underlying certain convertible notes held by the Investor in the Company, subject to Rule 415 of the Securities Act of 1933, as amended, in such Registration Statement.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, attached as Exhibit 10.1 to the March 14 8-K, and incorporated herein by reference. The foregoing summary has been included to provide investors with information relating to the terms of the Purchase Agreement and is qualified in its entirety by the terms and conditions of the Purchase Agreement. It is not intended to provide any other factual information about the Company, the Investor or its respective subsidiaries or affiliates.

Cautionary Note on Forward-Looking Statements

Except for statements of historical fact, this Current Report on Form 8-K (this “Form 8-K”) contains certain "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995, including, without limitation expectations, beliefs, plans and objectives regarding the development, use and marketability of products. Such forward-looking statements are based on present circumstances and on the Company’s predictions with respect to events that have not occurred, that may not occur, or that may occur with different consequences and timing than those now assumed or anticipated. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, including those identified in the Company’s filings with the Commission, and are not guarantees of future performance or results and involve risks and uncertainties that could cause actual events or results to differ materially from the events or results expressed or implied by such forward-looking statements. Such factors include general economic and business conditions, the ability to successfully develop and market products, consumer and business consumption habits, the ability to fund operations and other factors over which the Company has little or no control. Such forward-looking statements are made only as of the date of this Form 8-K, and the Company assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances, except as required by law. Readers should not place undue reliance on these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TAURIGA SCIENCES, INC

Date: March 20, 2014	By:	/s/ Stella M. Sung
Stella M. Sung
Chief Executive Officer